Exhibit 4


[SPECIMEN OF STOCK CERTIFICATE]


                           [FRONT SIDE OF CERTIFICATE]


                     SEACOAST FINANCIAL SERVICES CORPORATION


        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


[NUMBER]                                             [SHARES]

SCFS *XX*                                              * XX *

COMMON STOCK                     SEE REVERSE FOR CERTAIN RESTRICTIONS
PAR VALUE $0.01                AND DEFINITIONS AND FOR CERTAIN PREFERENCES
                        WHICH MAY EXIST WITH RESPECT TO THE COMMON STOCK


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            |This Certifies that SPECIMEN CUSIP 81170Q 10 6|
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            |is the owner of NO _ _ _ _ _ _ __             |
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            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          $0.01 PAR VALUE PER SHARE, OF

                     SEACOAST FINANCIAL SERVICES CORPORATION


Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares of common stock represented hereby are issued and shall be held subject to the laws of the Commonwealth of Massachusetts and to the Articles of Organization and By-Laws of the Corporation, as in effect and as amended from time to time hereafter. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused its facsimile corporate seal and facsimile signatures of its duly authorized officers to be hereunto affixed.



/s/                                                         /s/
------------------ SEAL                                     --------------------
TREASURER          SEACOAST FINANCIAL SERVICES CORPORATION  PRESIDENT


COUNTERSIGNED AND REGISTERED:
     REGISTRAR AND TRANSFER COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

                           [BACK SIDE OF CERTIFICATE]

     The shares represented by this Certificate are issued subject to all the provisions of the Articles of Organization and By-Laws of the Corporation, as in effect and as amended from time to time, to all of which the holder by acceptance hereof assents. The Corporation will furnish to any stockholder, upon written request and without charge, a copy of the Articles of Organization and By-Laws of the Corporation. Such request may be made to the Clerk of the Corporation.

     The Board of Directors of the Corporation is authorized under the Articles of Organization to provide for the issuance of one or more classes of preferred stock, to divide any authorized class of preferred stock into one or more series and to fix and state the voting powers, designations, preferences and relative, participating optional or other special rights of the shares of any series so established and the qualifications, limitations and restrictions thereof. A statement of the preferences, powers, qualifications and rights of the series and classes of preferred stock will be furnished to the holder of this Certificate upon written request and without charge.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT-- ... Custodian ...
TEN ENT -- as tenants by the entireties                      (Cust)      (Minor)
JT TEN  -- as joint tenants with right of                    under Uniform Gifts
           survivorship and not as tenants                    to Minors Act ...
           in common                                          (State)

    Additional abbreviations may also be used though not in the above list.

    For value received, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated: _________________________


                                                 _______________________________
                                    NOTICE:      THE SIGNATURE OF THIS
                                                 ASSIGNMENT MUST CORRESPOND WITH
                                                 THE NAME AS WRITTEN UPON THE
                                                 FACE OF THE CERTIFICATE IN
                                                 EVERY PARTICULAR, WITHOUT
                                                 ALTERATIONS OR ENLARGEMENT OR
                                                 ANY CHANGE WHATEVER.

                       SIGNATURE(S) GUARANTEED: ________________________________
                                                 THE SIGNATURE(S) SHOULD BE
                                                 GUARANTEED BY AN ELIGIBLE
                                                 GUARANTOR INSTITUTION (BANKS,
                                                 STOCKBROKERS, SAVINGS AND LOAN
                                                 ASSOCIATIONS AND CREDIT UNIONS
                                                 WITH MEMBERSHIP IN AN APPROVED
                                                 SIGNATURE GUARANTEE MEDALLION
                                                 PROGRAM), PURSUANT TO S.E.C.
                                                 RULE 17AD-15.